SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): December 16, 2004

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On November 16, 2004, WJ Communications, Inc. (the “Company”) entered into an offer letter with Ephraim Kwok for the position of Senior Vice President and Chief Financial Officer of the Company (the “Offer Letter”).   A copy of the offer letter is filed as Exhibit 10.1 to this report and incorporated herein by reference.

 Under the Offer Letter, Mr. Kwok is entitled to receive an annual base salary of $200,000 and will be eligible to participate in the Company’s discretionary cash bonus plan based on appropriate quarterly business and financial targets and individual objectives. Mr. Kwok will also receive a stock option grant of 600,000 shares of WJ Communications common stock.  The vesting will be 25% annually over four years with no vesting occurring until the end of the first year of employment.

Item 5.02               Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)           On December 16, 2004, the Company announced the appointment of Ephraim Kwok as the Company’s Senior Vice President and Chief Financial Officer (“CFO”). Mr. Kwok will be responsible for finance and accounting, human resources, investor relations and corporate development. He will replace Rainer N. Growitz, the Company’s interim chief financial officer. Mr. Growitz will resume his prior duties as Vice President of Finance and Corporate Secretary of the Company.

Mr. Kwok, 50, was most recently the CFO of Summit Microelectronics, a privately held analog semiconductor company. From 1998 to 2001 he served as CFO of Elantec Semiconductor, a public company that was acquired by Intersil Inc. At Elantec, Mr. Kwok led a successful follow-on public offering and helped to manage the company through significant growth in its operations and market capitalization. He currently is a member of the board of directors of Infrant Technologies, Inc.  Mr. Kwok received his Masters in Business Administration from the Haas School of Business at U.C. Berkeley and his B.S. from U.C. Davis.

The material terms of Mr. Kwok’s offer letter are described in Item 1.01 above and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

10.1       Employment offer letter, dated as of November 16, 2004, by and between WJ Communications, Inc. and Mr. Ephraim Kwok.

99.1       Press Release dated December 16, 2004 regarding Mr. Eprhaim Kwok’s appointment as the Company’s Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ DAVID R. PULVINO
David R. Pulvino
Principal Accounting Officer
Dated: December 21, 2004

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment offer letter, dated as of November 16, 2004, by and between WJ Communications, Inc. and Mr. Ephraim Kwok.

99.1	Text of Press Release dated December 16, 2004.